Exhibit (32)

Annual Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The McGraw-Hill Companies, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The annual report on Form 10-K for the year ended December 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2004	/s/ Harold W. McGraw III
Harold W. McGraw III
Chairman, President and
Chief Executive Officer

Dated: February 27, 2004	/s/ Robert J. Bahash
Robert J. Bahash
Executive Vice President and
Chief Financial Officer

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